Exhibit 10.3

CONSENT AGREEMENT

This CONSENT AGREEMENT (the “Consent”) is entered this January 2, 2009, by BioDelivery Sciences International, Inc., with offices at 801 Corporate Center Drive, Suite 210, Raleigh, North Carolina 27607, its wholly-owned subsidiary Arius Pharmaceuticals, Inc., with offices at the same address (“Arius”; with Parent, “BDSI”), and CDC IV, LLC, with offices at 47 Hulfish Street, Suite 310, Princeton, New Jersey 08542 (“CDC”).

RECITALS

WHEREAS, CDC and BDSI are parties to that certain Clinical Development and License Agreement, dated July 14, 2005, as amended (the “CDLA”), and that certain Royalty Purchase and Amendment Agreement, dated September 5, 2007 (the “RPAA”),

WHEREAS, BDSI entered into a License and Development Agreement, dated August 2, 2006, with Meda AB, a Swedish corporation located at Pipers väg 2 A, SE-170 09, Solna, Sweden (“Meda”), concerning the development, marketing and sale of BDSI’s BEMA fentanyl product in Europe (the “EU License”), and a BEMA Fentanyl Supply Agreement, dated August 2, 2006, with Meda, concerning the manufacture and supply of BDSI’s BEMA Fentanyl Product for Europe (the “EU Supply Agreement”),

WHEREAS, BDSI has entered into a License and Development Agreement, dated September 5, 2007, with Meda concerning the development, marketing and sale of BDSI’s BEMA fentanyl product in the United States, Mexico and Canada (the “NA License”),

WHEREAS, CDC is a third-party beneficiary to each of the (i) BEMA License Agreement, dated as of August 2, 2006, by and between Arius and Arius Two, Inc. (“Arius Two”), as amended by the First Amendment, dated August 6, 2006 (the “Arius EU License”); and (ii) the BEMA License Agreement, dated as of September 5, 2007, by and between Arius and Arius Two (the “Arius NA License”),

WHEREAS, BDSI, CDC, and Meda are parties to a Sublicensing Consent and Amendment, dated August 2, 2006, enabling BDSI and Meda to enter into the EU License (the “EU Consent”) and a Sublicensing Consent and Amendment, dated September 5, 2007, enabling BDSI and Meda to enter into the NA License (the “NA Consent”), and

WHEREAS, BDSI and Meda wish to amend the EU License and NA License, respectively, pursuant to the forms of amendment attached hereto as Exhibit A and Exhibit B, respectively (the “EU Amendment” and “NA Amendment”, respectively; collectively, the “Amendments”), and CDC wishes BDSI and Meda to enter into the Amendments.

NOW THEREFORE, in consideration of the mutual covenants herein, and intending to be legally bound hereby, BDSI and CDC agree as follows:

1. Consents.

a. Pursuant to the CDLA and the EU Consent, and as a third party beneficiary to the Arius EU License and Arius NA License, CDC hereby consents to BDSI and Meda entering into the EU Amendment without, in any case, breach of the CDLA, EU Consent, or any other documents executed by CDC in conjunction with the EU License, which consents shall include, if necessary, but not be limited to, a consent under Section 4 of the EU Consent. CDC hereby agrees that all references to the EU License, EU Supply Agreement, and the defined terms thereof contained in the EU Consent and any other documents executed by CDC in conjunction with the EU License and EU Supply Agreement shall hereafter apply to the EU License, EU Supply Agreement, and their defined terms as amended, in each case, by the EU Amendment.

b. Pursuant to the CDLA and NA Consent and as a third party beneficiary to the Arius EU License and Arius NA License, CDC hereby consents to BDSI and Meda entering into the NA Amendment without, in any case, breach of the CDLA, RPAA, NA Consent, or any other documents executed by CDC in conjunction with the NA License, which consents shall include, if necessary, but not be limited to a consent under Section 4 of the NA Consent and waiver of all rights of Section 6 of the RPAA with respect to the matters contemplated by the NA Amendment. CDC hereby agrees that all references to the NA License and the defined terms thereof contained in the NA Consent and any other documents executed by CDC in conjunction with the NA License shall hereafter apply to the NA License and its defined terms as amended, in each case, by the NA Amendment.

2. Governing Law. This Consent shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to its conflict of law rules.

3. Counterparts. This Consent may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signature to the Consent may be transmitted via facsimile, e-mail or other electronic means and such signature shall be deemed to be originals.

4. Headings. The captions contained in this Agreement are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the Sections hereof.

5. Effect. To the extent that the terms of the CDLA, RPAA, EU Consent, NA Consent, and other documents executed by CDC in conjunction with the EU License or NA License are varied by this Consent, such variations shall be deemed to be lawfully made amendments to the CDLA, RPAA, EU Consent, NA Consent, and such other documents. Except as it may be modified by this Consent, the CDLA, RPAA, EU Consent, NA Consent, and such other documents shall remain unchanged and in full force and effect.

[Signature page to follow.]

IN WITNESS HEREOF, each party hereto has caused this Agreement to be executed in its name effective as of the date first written above.

Arius Pharmaceuticals, Inc.		BioDelivery Sciences International, Inc.

By:	/s/ Mark A. Sirgo	By:	/s/ Mark A. Sirgo
Name:	Mark A. Sirgo	Name:	Mark A. Sirgo
Title:	President and CEO	Title:	President and CEO

CDC IV, LLC

		By:	/s/ David R. Ramsey
		Name:	David R. Ramsey
		Title:	Partner

MEDA AB

		By:	/s/ Anders Lonner
		Name:	Anders Lonner
		Title:	CEO